Summary Prospectus November 1, 2026 American Century Investments® Disciplined Growth Fund
Investor Class: ADSIX I Class: ADCIX	Y Class: ADCYX A Class: ADCVX	C Class: ADCCX R Class: ADRRX	R5 Class: ADGGX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated November 1, 2026 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s Form N-CSR for the fiscal year ended June 30, 2026. The fund’s SAI and Form N-CSR may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $25,000 or shareholder has elected electronic delivery)	$25	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5
Management Fee[2]	0.91%	0.71%	0.66%	0.91%	0.91%	0.91%	0.71%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.92%	0.72%	0.67%	1.17%	1.92%	1.42%	0.72%
1    Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
2     The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2026.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$94	$294	$510	$1,131
I Class	$74	$231	$401	$895
Y Class	$69	$215	$374	$835
A Class	$688	$926	$1,182	$1,913
C Class	$195	$604	$1,038	$2,046
R Class	$145	$450	$777	$1,701
R5 Class	$74	$231	$401	$895
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in securities of growth companies. The portfolio managers consider a company to be a growth company if it meets any of the following criteria: (i) it is included in an appropriate third-party growth-oriented index; or (ii) its one-year or three-year earnings per share growth percentage, one-year earnings per share growth percentage forecast, or sales growth percentage is greater than the median of a broad-based securities market index.
In selecting stocks for the fund, the portfolio managers initially identify an eligible universe of growth stocks then use quantitative and qualitative management techniques in a multi-step process. First, the managers rank stocks, primarily large capitalization, publicly traded U.S. companies from most attractive to least attractive based on an objective set of measures, including valuation, quality, growth, and/or sentiment. The portfolio managers then review the output of the quantitative model and also consider other factors such as economic events, corporate announcements, risk management, transaction costs and/or liquidity, to build a portfolio that they believe will provide a balance between risk and return.
The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.

Principal Risks
•Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Investment Process Risk – Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.
•Benchmark Correlation Risk – The fund’s performance will be similar to the performance of its benchmark, the Russell 1000® Growth Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down. Additionally, because benchmark sector weights influence the fund’s sector exposure, the fund may be more heavily weighted in one or more economic sectors, including information technology.
•Growth Stocks Risk  – Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•Diversification Risk – The fund is classified as diversified pursuant to the Investment Company Act, with diversification measured at the time of acquisition of investments. Subsequent market fluctuations may cause the fund to exceed such diversification limits and the fund may hold a greater percentage of its assets in a smaller number of securities. To the extent this occurs, a price change in any one of those securities may have a greater impact on the fund's share price and the fund may be more volatile.
•Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Price Volatility Risk – The value of the fund’s shares may fluctuate significantly in the short term.
•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs and/or have tax consequences. To the extent that a large shareholder (including the advisor, another account advised by the advisor, a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss Risk – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for Russell 1000 Growth Index, which the advisor considers to be more representative of the fund’s investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 26.83% Lowest Performance Quarter (2Q 2022): -21.07%
As of September 30, 2026, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 7.08%.

Average Annual Total Returns For the calendar year ended December 31, 2025	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	17.20%	13.33%	15.36%	—	09/30/2005
Return After Taxes on Distributions	13.84%	9.88%	12.12%	—	09/30/2005
Return After Taxes on Distributions and Sale of Fund Shares	12.56%	10.08%	11.90%	—	09/30/2005
I Class Return Before Taxes	17.46%	13.57%	15.60%	—	09/30/2005
Y Class Return Before Taxes	17.50%	13.62%	—	15.87%	04/10/2017
A Class Return Before Taxes	10.23%	11.73%	14.40%	—	09/30/2005
C Class[1] Return Before Taxes	16.05%	12.21%	14.39%	—	09/28/2007
R Class Return Before Taxes	16.60%	12.77%	14.79%	—	09/30/2005
R5 Class[2] Return Before Taxes	17.43%	13.56%	15.60%	—	04/10/2017
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%	—	—
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%	—	—
1    C Class shares automatically convert to A Class shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
2    Historical performance for the R5 Class prior to its inception is based on the performance of I Class shares, which have the same expenses as the R5 Class shares.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Mattia Bacciardi, CFA, CQF, Vice President, Portfolio Manager, has been a member of the team that manages the fund since 2024.
Yulin Long, Ph.D., CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, and Head of Quantitative Research, has been a member of the team that manages the fund since 2005.
Stephen Quance, Chief Investment Officer, Disciplined Equity, Senior Vice President and Head of Analytics and Strategy Implementation, has been a member of the team that manages the fund since 2023.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum.
Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y or R5 Class shares.
For the Investor, A, C, R and R5 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to invest in the I or Y Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
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